SECURITY AND EXCHANGE COMMISSION


Washington,D.C. 20549


FORM 8-K


Current Report


Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of  Report (date of earliest event reported):
March 3, 1995


THE SOMERSET GROUP, INC.


(Exact name of registrant as specified in its charter)


Indiana                   0-14227             35-1647888
(State or other         (Commission        (IRS Employer
jurisdiction of          File Number)       Identification
incorporation)                                    Number)



135 N. Pennsylvania Street, #2800,  Indianapolis, IN  46204
(Address of principal executive offices)



Registrant's telephone number: (317) 351-7077












Item 2.  Acquisition or Disposition of Assets

      The	Somerset Group, Inc., the Registrant, on February 20,  1995,
entered into an agreement with Fabcon, Incorporated (a Minnesota corporation), for the sale by the registrant of the assets of two of its operating divisions that manufacture precast, prestressed, hollow-core concrete planks. The divisions do business under the d/b/a/ names of Span-Deck of Indiana, located in Westfield Indiana, and American Precast Concrete,-Ohio, located in Grove City, Ohio.

     The sale is subject to shareholder approval, and the Shareholders meeting is scheduled for April 27, 1995. Definitive proxy statement material detailing the transaction, will be provided all shareholders 30 days prior to the meeting.

	(a)  Description of assets and business involved

	Description of business involved:


	The business consists of two (2) manufacturing plants, that manufacture precast/prestressed hollow-cored concrete planks as well as solid, insulated wall panels that are incorporated into new structures, as exterior wall panels and flooring systems.

(b)  Description of assets involved:

All of the operating assets of the two locations used directly or indirectly in the manufacturing process and other assets associated with selling, delivering, and installing the products manufactured at the location. The assets listed below are included in the sale:

(I) raw materials inventories, work in process inventory, and supplies

(II)	all land, buildings, machinery, equipment, vehicles, and
leasehold improvements.

(III) unbilled accounts receivable for contracts in progress

(IV)	all computers and other office equipment, office
	  furniture, and office supplies.

(V) all deposits and other prepaid expense items to the extent that the benefit therefrom can be assigned to Buyer;

(VI)	all know-how, technical processes, formulae, trade
secrets, and any and all proprietary information relating to the business;

(VII)	any and all rights and obligations under contracts, for
the future manufacture and installation of products;

Excluded Assets.

The following specific assets of the divisions are excluded from the assets sold:

(I)	Registrant's cash, including bank deposits, marketable
securities, and other cash equivalents;

(II)	all assets associated with the operating of a third
facility of the registrant located in Indianapolis, Indiana;

(III)	Accounts receivable for contracts completed prior to the
closing date;

(IV)	any intra-company receivables and charges owed to the
divisions and any notes, receivables, and advances owed to the Registrant by any of its shareholders, directors, employees, or affiliates, other than normal employee advances in the ordinary course of business;

(V)	any tax refunds to which Registrant may be entitled;

(VI)	any prepaid items, the benefits of which cannot be
assigned to Buyer;

(VII)	any books and records of Registrant, originals of which
Registrant is required to maintain under applicable laws.


(b)  Nature and amount of consideration

Consideration to be received by the Registrant is cash in the amount of $5,000,000, plus cash equal to the computed value at the date of closing of the in-process inventory and construction in process-unbilled accounts receivable. (Total gross consideration of the sale is estimated to be $5.9 million, and the collection of current assets minus current liabilities excluded from the sale is estimated to be an additional $1.8 million.



(c)	 Identity of Buyer

	 Fabcon, Incorporated
     6111 West Highway 13
     Savage, Minnesota 55378


A relationship exists between buyer and seller as Seller is a licensee and Buyer is a Licensor for the production and marketing of products under patents and/or trademarks owned by Buyer.

Item 7.

     It is impractical to provide the required financial statements at the time of this report on Form 8-K. Such financial statements will be filed as soon as practical, but not later than 60 days from the date of this Form 8-K as provided in Item 7(a) (4) of the rules for Form 8-K.

Items 1,3,4,5, and 6 are not applicable to this Form 8-K.


Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused these financial statements filed with Form 8-K, previously filed, to be signed on its behalf by the undersigned hereunto duly authorized.

	THE SOMERSET GROUP, INC.


Date:March 3,  1995           By: /s/  Joseph M. Richter
						Joseph M. Richter
						Executive Vice President,
						Finance CFO and treasurer

Date:March 3,  1995           By:  /s/  Ruth E. O'Neil
						Ruth E. O'Neil
						Assistant Secretary